                                                                    EXHIBIT 99.2

[HERITAGE PROPERTY INVESTMENT TRUST, INC, LOGO]

                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                                 MARCH 31, 2003
                                   (UNAUDITED)

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                     NOTICE

Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect the Company's current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company's actual results to differ significantly from those expressed in any forward-looking statement. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company's control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company's shopping centers, including the Company's tenants, real estate conditions, current and future bankruptcies of the Company's tenants, execution of shopping center redevelopment programs, the Company's ability to finance it's operations, successful completion of renovations, completion of pending acquisitions, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission. The forward-looking statements contained herein represent the Company's judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                      INDEX

                                                                          Page
                                                                          ----
Corporate Profile                                                           3
Investor Information                                                        4
Financial Highlights                                                        5
Consolidated Balance Sheets                                                 6
Consolidated Income Statements                                              7

Funds From Operations                                                       8
EBITDA                                                                      9
Selected Ratios & Bond Covenant Ratios                                     10
Capital Structure                                                          11
Debt Analysis                                                             12-14
Other Securities                                                           15
Property Overview Summary                                                  16
Portfolio Overview - Geographic Distribution                               17
Top Tenants                                                                18
Anchor Lease Expiration Roll Out                                           19
Non-Anchor Lease Expiration Roll Out                                       20
Total Lease Expiration Roll Out                                            21
Historical Leasing Production                                              22
Historical Capital Expenditures, Tenant Improvement
  Costs and Leasing Commissions                                            23
Same Property Analysis                                                     24
Property Listing                                                          25-35
Property Listing Notes                                                     36
Value Creation Pipeline -  2003 Acquisitions / Dispositions                37
Value Creation Pipeline - 2003 Acquisitions Detail                         38
Definitions                                                                39

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                CORPORATE PROFILE

GENERAL DESCRIPTION

We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States. As of March 31, 2003, we had a portfolio of 153 shopping centers totaling approximately 26.1 million square feet of company-owned gross leasable area, located in 27 states. Our shopping center portfolio was approximately 93% leased as of March 31, 2003. We also own 4 office buildings.

CORPORATE OFFICE

       535 Boylston Street
       Boston, MA 02116
       617-247-2200

REGIONAL OFFICES

       Lighthouse Point, Florida
       Northbrook, Illinois
       Peoria, Illinois
       Hanover Park, Illinois
       Speedway, Indiana
       Lenexa, Kansas
       Louisville, Kentucky
       Redford, Michigan
       Roseville, Minnesota
       Florissant, Missouri
       Omaha, Nebraska
       Great Neck, New York
       Charlotte, North Carolina
       Mequon, Wisconsin

STOCK LISTING

       New York Stock Exchange:  HTG

CREDIT RATINGS

       Standard & Poor's:  BBB-
       Moody's:  Baa3

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

INQUIRIES:

     Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquires to the following:

                                  Cayce Montero
                         Director, Corporate Development
                               535 Boylston Street
                                Boston, MA 02116

                               Phone: 617-247-2200
                       Email: cmontero@heritagerealty.com

HERITAGE WEBSITE:   www.heritagerealty.com

RESEARCH COVERAGE:

     MERRILL LYNCH                     Steve Sakwa          212-449-0335
                                       Craig Schmidt        212-449-1944

     GOLDMAN SACHS                     David Kostin         212-902-6781

     MORGAN STANLEY                    Matthew Ostrower     212-761-6284
                                       Alan Calderon        212-761-8564

     UBS WARBURG                       Ian Weissman         212-713-8602

     WACHOVIA SECURITIES               Jeffrey Donnelly     617-603-4262
                                       Eric Rothman         617-603-4263

     LEGG MASON                        David Fick           410-454-5018
                                       Elizabeth Watson     410-454-5520

     DEUTSCHE BANK                     Louis Taylor         212-469-4912
                                       John Perry           212-469-5182

     US BANCORP PIPER JAFFRAY          Andrew Rosivach      212-284-9304
                                       Brian Prenoveau      212-284-9308

     GREEN STREET ADVISORS             John Herald          949-640-8780
                                       Barbara Hoogland     949-640-8780

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                              FINANCIAL HIGHLIGHTS
         (UNAUDITED AND IN THOUSANDS OF DOLLARS, EXCEPT PER-SHARE DATA)

                                                                        Three months ended
                                                                            March 31,
                                                               ----------------------------------
                                                                    2003                2002
                                                               ---------------    ---------------
Diluted Funds from Operations (FFO)                            $        29,407    $        20,799
    FFO per share - Diluted                                    $          0.70    $          0.76

Funds Available for Distribution (FAD)                         $        26,290    $        13,670
    FAD per share - Diluted                                    $          0.63    $          0.50

EBITDA                                                         $        48,221    $        43,983
    EBITDA per share - Diluted                                 $          1.15    $          1.61

Net Income (Loss) Attributable to Common Shareholders          $        11,220    $        (6,197)
    Basic                                                      $          0.27    $         (0.91)
    Diluted                                                    $          0.27    $         (0.91)

Dividends Paid per Share and Unit                              $          0.53    $          0.87
    Payout ratio of diluted FFO per share                                   75%               114%
    Payout ratio of diluted FAD per share                                   84%               174%

Other Income/Expense Items:
    Total real estate revenue                                  $        75,579    $        66,467
    Straight line rent                                         $           953    $           643
    Lease termination fees                                     $           449    $           100
    Amortization of stock compensation                         $         1,638    $           442
    Capitalized interest expense                               $             -    $            46

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                           CONSOLIDATED BALANCE SHEETS
           (IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER-SHARE DATA)

                                                                            March 31, 2003    December 31, 2002
                                                                            --------------    -----------------
                                                                              (unaudited)
                                     ASSETS

Real estate investments                                                     $    2,201,855    $       2,178,533
Less: accumulated depreciation                                                    (187,791)            (170,029)
                                                                            --------------    -----------------
     Real estate investments, net                                                2,014,064            2,008,504
Cash and cash equivalents                                                           18,451                1,491
Accounts receivable, net of allowance for doubtful accounts of
     $7,169 in 2003 and $6,389 in 2002                                              23,048               22,836
Prepaids and other assets                                                           10,712               11,162
Deferred financing and leasing costs                                                15,271               15,564
                                                                            --------------    -----------------
               Total assets                                                 $    2,081,546    $       2,059,557
                                                                            ==============    =================
                      LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Mortgage loans payable                                                 $      582,456    $         569,663
     Unsecured notes payable                                                       201,490              201,490
     Line of credit facility                                                       251,000              234,000
     Accrued expenses and other liabilities                                         69,563               68,275
     Accrued distributions                                                          22,112               21,968
                                                                            --------------    -----------------
               Total liabilities                                                 1,126,621            1,095,396
                                                                            --------------    -----------------
Minority interests:
     Series B Preferred Units                                                       50,000               50,000
     Series C Preferred Units                                                       25,000               25,000
     Exchangeable limited partnership units                                          7,969                8,128
     Other minority interests                                                        2,425                2,425
                                                                            --------------    -----------------
               Total minority interests                                             85,394               85,553
                                                                            --------------    -----------------
Shareholders' equity:
     Common stock, $.001 par value; 200,000,000 shares
          authorized; 41,778,708 and 41,504,208 shares issued
          and outstanding at March 31, 2003 and December 31,
          2002, respectively                                                            42                   42
     Additional paid-in capital                                                  1,012,448            1,006,416
     Cumulative distributions in excess of net income                             (137,517)            (126,803)
     Unearned compensation                                                          (5,442)              (1,047)
                                                                            --------------    -----------------
               Total shareholders' equity                                          869,531              878,608
                                                                            --------------    -----------------
               Total liabilities and shareholders' equity                   $    2,081,546    $       2,059,557
                                                                            ==============    =================

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                        CONSOLIDATED STATEMENTS OF INCOME
                (IN THOUSANDS OF DOLLARS, EXCEPT PER-SHARE DATA)

                                                                            Three Months Ended
                                                                                 March 31,
                                                                         ------------------------
                                                                            2003          2002
                                                                         ----------    ----------
                                                                                (unaudited)
Real estate revenue:
     Rentals                                                             $   55,716    $   48,352
     Percentage rent                                                          1,982         2,768
     Recoveries                                                              17,325        14,782
     Other property                                                             556           565
                                                                         ----------    ----------
          Total revenue                                                  $   75,579    $   66,467
                                                                         ----------    ----------
Real estate operating expenses:
     Property operating expenses                                             12,044         9,932
     Real estate taxes                                                       10,471         9,524
                                                                         ----------    ----------
          Net operating income                                               53,064        47,011
                                                                         ----------    ----------
Other operating expense (income):
     Depreciation and amortization                                           19,121        17,380
     Interest                                                                16,877        21,121
     General and administrative                                               5,003         3,246
     Interest and other income                                                  (12)          (15)
                                                                         ----------    ----------
          Total other operating expense (income)                             40,989        41,732
                                                                         ----------    ----------
          Income before net gains (losses)                                   12,075         5,279
Net gains on sales of real estate investments                                     -         1,374
Net derivative losses                                                             -          (150)
                                                                         ----------    ----------
          Income before allocation to minority interests                     12,075         6,503
Income allocated to exchangeable limited partnership units                      (20)            -
Income allocated to Series B & C Preferred Units                             (1,664)       (1,664)
                                                                         ----------    ----------
          Income before discontinued operations                              10,391         4,839
Discontinued operations:
     Operating income from discontinued operations                               20            63
     Gains on sales of discontinued operations                                  809             -
                                                                         ----------    ----------
          Income from discontinued operations                                   829            63
                                                                         ----------    ----------
          Net income                                                         11,220         4,902
Preferred stock distributions                                                     -       (10,850)
Accretion of redeemable equity                                                    -          (249)
                                                                         ----------    ----------
          Net income (loss) attributable to common shareholders          $   11,220    $   (6,197)
                                                                         ==========    ==========
Basic per share data:
     Income (loss) before discontinued operations                        $     0.25    $    (0.92)
     Income from discontinued operations                                       0.02          0.01
                                                                         ----------    ----------

     Income (loss) attributable to common shareholders                   $     0.27    $    (0.91)
                                                                         ==========    ==========
Diluted per share data:
     Income (loss) before discontinued operations                        $     0.25    $    (0.92)
     Income from discontinued operations                                       0.02          0.01
                                                                         ----------    ----------

     Income (loss) attributable to common shareholders                   $     0.27    $    (0.91)
                                                                         ==========    ==========

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                              FUNDS FROM OPERATIONS
                     (UNAUDITED AND IN THOUSANDS OF DOLLARS)

                                                                 Three Months Ended
                                                                       March 31,
                                                                --------------------
                                                                  2003        2002
                                                                --------    --------
FUNDS FROM OPERATIONS:
Net income                                                      $ 11,220    $  4,902
  Add (deduct):
      Depreciation and amortization (real estate-related)         18,976      17,271
      Net gains on sales of real estate investments
            and equipment                                           (809)     (1,374)
      Preferred stock dividends                                        -     (10,850)
      Accretion of redeemable equity                                   -        (249)
                                                                --------    --------
Funds from Operations (FFO)                                     $ 29,387    $  9,700
                                                                ========    ========
FUNDS FROM OPERATIONS - DILUTED:

FFO                                                             $ 29,387    $  9,700
Add:
  Assumed conversion of Series A 8.5% Cumulative
    Convertible Participating Preferred Stock                          -      11,099
  Income allocated to exchangeable limited partnership units          20           -
                                                                --------    --------
FFO - Diluted                                                   $ 29,407    $ 20,799
                                                                ========    ========

                        FUNDS AVAILABLE FOR DISTRIBUTION
                     (UNAUDITED AND IN THOUSANDS OF DOLLARS)

                                                                 Three Months Ended
                                                                      March 31,
                                                                --------------------
                                                                  2003        2002
                                                                --------    --------
Funds from Operations - Diluted                                 $ 29,407    $ 20,799
Add  (deduct):
  Straight line rent                                                (953)       (643)
  Maintenance capital expenditures                                  (757)     (3,501)
  Tenant improvement and leasing commissions                      (3,390)     (4,635)
  Capitalized interest                                                 -    $    (46)
  Amortization of financing costs                                    462       1,254
  Amortization of debt premiums                                     (117)          -
  Amortization of stock based compensation                      $  1,638    $    442
                                                                --------    --------
Funds Available for Distribution                                $ 26,290    $ 13,670
                                                                ========    ========

                       WEIGHTED AVERAGE SHARES OUTSTANDING
                     (UNAUDITED AND IN THOUSANDS OF SHARES)

                                                                 Three Months Ended
                                                                      March 31,
                                                                --------------------
                                                                  2003        2002
                                                                --------    --------
  Weighted average shares outstanding for basic net income
    (loss) attributable to common shareholders and
    FFO per share                                                 41,593       6,845
                                                                ========    ========
DILUTIVE COMMON STOCK EQUIVALENTS FOR EPS:

  Weighted average exchangeable limited partnership units            340           -
                                                                --------    --------
    Weighted average shares outstanding for diluted EPS           41,933       6,845
                                                                ========    ========
DILUTIVE COMMON STOCK EQUIVALENTS FOR FFO PER SHARE:

  Assumed conversion of Series A 8.5% Cumulative Convertible
    Participating Preferred Stock                                      -      20,423
  Effect of dilutive stock-based compensation                          -           -
  Weighted average exchangeable limited partnership units            340          26
                                                                --------    --------
    Weighted average shares outstanding for diluted FFO
      per share                                                   41,933      27,294
                                                                ========    ========

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                     EBITDA
                     (UNAUDITED AND IN THOUSANDS OF DOLLARS)

                                                                 Three Months Ended
                                                                      March 31,
                                                                --------------------
                                                                  2003        2002
                                                                --------    --------
EBITDA:
Net income                                                      $ 11,220    $  4,902
  Add (deduct):
    Net gains on sales of real estate investments
          and equipment                                             (809)     (1,374)
    Net derivative losses (gains)                                      -         150
    Income allocated to exchangeable limited
      partnership units                                               20           -
    Income allocated to Series B & C Preferred Units               1,664       1,664
    Depreciation and amortization                                 19,121      17,380
    Interest                                                      16,877      21,121
    Taxes                                                            128         140
                                                                --------    --------
EBITDA                                                          $ 48,221    $ 43,983
                                                                ========    ========

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                 SELECTED RATIOS

                                                                 THREE MONTHS ENDED
                                                                   MARCH 31, 2003
                                                                --------------------
COVERAGE RATIOS
  Fixed Charge Coverage Ratio                                                   2.34
   EBITDA /(Interest+Principal+ Preferred Distributions)
  Interest Coverage Ratio                                                       2.86
   EBITDA /Interest

OPERATING RATIOS
  General and administrative expense as % of total revenue                       6.6%
  Net operating income margin                                                     70%
  Property operating expense recovery ratio                                       77%

                              BOND COVENANT RATIOS

                                                                 THREE MONTHS ENDED
                                                                   MARCH 31, 2003
                                                                --------------------
LIMITATIONS ON INDEBTEDNESS
  Total debt / Total asset cost (GAAP basis)                                    47.0%
  Test level                                                                    60.0%

INTEREST COVERAGE
  Income available for debt service / Annual service charge                     2.86
  Test level                                                                    1.50

ENCUMBERED ASSETS
  Secured debt / Total asset cost (GAAP basis)                                  26.5%
  Test level                                                                    40.0%

UNENCUMBERED ASSETS
  Unencumbered asset cost (GAAP basis) / Total unsecured debt                  272.2%
  Test level                                                                   150.0%

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                CAPITAL STRUCTURE

                                      DEBT
                            (IN THOUSANDS OF DOLLARS)

                                                                 AGGREGATE PRINCIPAL
                                                                   MARCH 31, 2003
                                                                 -------------------
    Mortgage loans payable                                              $    582,456
    Unsecured notes payable                                                  201,490
    Line of credit facility                                                  251,000
                                                                 -------------------
    Total Debt                                                          $  1,034,946
                                                                 ===================

                                     EQUITY
                                 (IN THOUSANDS)

                                                       SHARES & UNITS             $ VALUE
                                                  OUTSTANDING AT 3/31/2003     EQUIVALENT(1)
                                                  ------------------------    --------------
    Common Stock                                                    41,779    $    1,046,564
    Operating Partnership Units                                        340             8,517
    Preferred Operating Partnership Units                            3,000            75,000
                                                                              --------------
                                                                              $    1,130,081
                                                                              ==============

    Total Market Capitalization                                               $    2,165,027
                                                                              ==============

    Total Debt to Total Market Capitalization                                          47.80%
                                                                              ==============

(1) Value based on stock price of $25.05 per share as of the market close on March 31, 2003.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                  DEBT ANALYSIS
                            (IN THOUSANDS OF DOLLARS)

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS

     YEAR     2003(1)         2004        2005       2006       2007     THEREAFTER     TOTAL(2)
    ------   --------      ---------   ---------   --------   --------   ----------   -----------
    Amount   $ 10,405      $ 125,698   $ 294,670   $ 19,717   $ 34,348   $  545,496   $ 1,030,334

(1) Represents the period from April 1, 2003 through December 31, 2003.

(2) The aggregate repayment amount of $1,030,334 does not reflect the unamortized mortgage loan premiums totaling $4,612 related to the assumption of four mortgage loans with above-market contractual interest rates.

                  UNSECURED LINE OF CREDIT - DUE APRIL 29, 2005

               TOTAL        OUTSTANDING       LETTERS OF         REMAINING
             FACILITY       AT 3/31/03          CREDIT           CAPACITY
             ---------      -----------       ----------         ---------
             $ 350,000      $   251,000       $        -         $  99,000

                       UNSECURED AND SECURED DEBT ANALYSIS

                                                                                WEIGHTED
                                                              WEIGHTED          AVERAGE
                                AMOUNT      % OF DEBT       AVERAGE RATE        MATURITY
                             -----------    ---------       ------------       ---------
    Unsecured Debt           $   452,490        43.72%              4.52%            2.6 years
    Secured Debt                 582,456        56.28%              7.72%            4.1 years
                             -----------    ---------       ------------       ---------
    Total Debt               $ 1,034,946       100.00%              6.32%            5.2 years
                             ===========    =========       ============       =========

                      FLOATING AND FIXED RATE DEBT ANALYSIS

                                                                                WEIGHTED
                                                              WEIGHTED          AVERAGE
                                AMOUNT      % OF DEBT       AVERAGE RATE        MATURITY
                             -----------    ---------       ------------        --------
    Floating Rate Debt       $   266,567        25.76%              2.49%            2.5 years
    Fixed Rate Debt              768,379        74.24%              7.65%            6.2 years
                             -----------    ---------       ------------        --------
    Total Debt               $ 1,034,946       100.00%              6.32%            5.2 years
                             ===========    =========       ============        ========

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                            (IN THOUSANDS OF DOLLARS)

PROPERTY                                     2003(1)       2004        2005        2006        2007     THEREAFTER     TOTAL
                                            ---------   ---------   ---------   ---------   ---------   ----------   ---------
MORTGAGE LOANS PAYABLE:

Martin's Bittersweet Plaza                  $   2,946           -           -           -           -            -       2,946
Miracle Hills Park                                 65       3,594           -           -           -            -       3,659
The Commons of Chancellor Park                    281      12,374           -           -           -            -      12,655
Franklin Square                                   303         436      13,583           -           -            -      14,322
Williamson Square                                 261         337      10,831           -           -            -      11,429
Riverchase Village Shopping Center                217         310       9,764           -           -            -      10,291
Spring Mall                                        76         109         120       8,021           -            -       8,326
Southport Centre                                    -           -          76         160       9,764            -      10,000
Innes Street Market                               253         326         352         380      12,098            -      13,409
Southgate Shopping Center                          77         101         110         119       2,166            -       2,573
Salem Consumer Square                             325         425         471         520         576        8,724      11,041
St. Francis Plaza                                 123         176         191         207         225          243       1,165
8 shopping centers, cross collaterialized       1,223       1,577       1,705       1,843       1,993       74,287      82,628
Montgomery Commons(2)                              53          71          79          86          94        7,536       7,919
Warminster Towne Center(2)                        160         233         258         281         305       19,010      20,247
545 Boylston Street and
  William J. McCarthy Building                    422         603         655         711         772       32,645      35,808
29 shopping centers, cross collateralized       1,579       2,276       2,520       2,728       2,955      227,261     239,319
Spradlin Farm(2)                                  119         172         189         203         219       16,672      17,574
Bedford Grove                                     270         349         377         408         441        2,929       4,774
Berkshire Crossing                                421         580         601         622         643       12,700      15,567
Grand Traverse Crossing                           161         215         232         249         269       12,773      13,899
Salmon Run Plaza(2)                               224         292         319         349         381        3,609       5,174
Elk Park Center                                   214         275         298         322         346        7,279       8,734
Grand Traverse Crossing - Wal-Mart                108         154         166         180         193        4,620       5,421
Montgomery Towne Center                           270         351         382         416         452        5,793       7,664
Bedford Grove - Wal-Mart                           99         141         152         164         178        3,573       4,307
Berkshire Crossing - Home Depot/Wal-Mart          155         221         239         258         278        5,842       6,993
                                            ---------   ---------   ---------   ---------   ---------   ----------   ---------

Total mortgage loans payable                $  10,405      25,698      43,670      18,227      34,348      445,496     577,844
                                            ---------   ---------   ---------   ---------   ---------   ----------   ---------

Unsecured notes payable                             -     100,000           -       1,490           -      100,000     201,490
Line of credit facility                             -           -     251,000           -           -            -     251,000
                                            ---------   ---------   ---------   ---------   ---------   ----------   ---------

  Total indebtedness(2)                     $  10,405     125,698     294,670      19,717      34,348      545,496   1,030,334
                                            =========   =========   =========   =========   =========   ==========   =========

(1) Represents the period from April 1, 2003 through December 31, 2003.

(2) The aggregate repayment amount of $1,030,334 does not reflect the unamortized mortgage loan premiums totaling $4,612 related to the assumption of four mortgage loans with above-market contractual interest rates.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                        SUMMARY OF MORTGAGE LOANS PAYABLE
                            (IN THOUSANDS OF DOLLARS)

                                                                                      EFFECTIVE
                                                                                      INTEREST              BALANCE OUTSTANDING AT
PROPERTY                                   LENDER                                       RATE     MATURITY       MARCH 31, 2003
-----------------------------------------  -----------------------------------------  ---------  ---------  ----------------------
Martin's Bittersweet Plaza                 Nationwide Life Insurance                       8.88%   Jun-03              $    2,946
Miracle Hills Park                         Lutheran Brotherhood                            8.28%   Aug-04                   3,659
The Commons of Chancellor Park             Principal Mutual Life Insurance                 8.48%   Nov-04                  12,655
Franklin Square                            Principal Mutual Life Insurance                 9.00%   Jun-05                  14,322
Williamson Square                          GMAC Commercial Mortgage                        8.00%   Aug-05                  11,429
Riverchase Village Shopping Center         Allstate Life Insurance                         7.62%   Sep-05                  10,291
Spring Mall                                Wells Fargo                                     9.39%   Oct-06                   8,326
Southport Centre                           Lutheran Brotherhood                            6.94%   Jul-07                  10,000
Innes Street Market                        Metropolitan Life Insurance Company             7.63%   Oct-07                  13,409
Southgate Shopping Center                  American Express Financial                      8.38%   Oct-07                   2,573
Salem Consumer Square                      Great West Life Insurance                      10.13%   Sep-08                  11,041
St. Francis Plaza                          American United Life Insurance                  8.13%   Dec-08                   1,165
8 shopping centers, cross collateralized   Metropolitan Life Insurance Company             7.82%   Dec-09                  82,628
Montgomery Commons(1)                      LaSalle Bank                                    6.38%   Jan-10                   8,831
Warminster Towne Center(2)                 LaSalle Bank                                    6.01%   Feb-10                  22,789
545 Boylston Street and
  William J. McCarthy Building             American General                                8.26%   Oct-10                  35,808
29 shopping centers, cross collateralized  Prudential Mortgage Capital Corporation         7.88%   Oct-10                 239,319
Spradlin Farm(3)                           PNC Bank                                        6.53%   Jan-12                  18,420
Bedford Grove                              Sun America Life Insurance                      7.86%   Mar-12                   4,774
Berkshire Crossing                         M & T Bank                                      3.34%   Nov-12                  15,567
Grand Traverse Crossing                    First Union Bank                                7.42%   Jan-13                  13,899
Salmon Run Plaza(4)                        Nationwide Life Insurance                       8.10%   Sep-13                   5,486
Elk Park Center                            American Express Financial                      7.64%   Aug-16                   8,734
Grand Traverse Crossing - Wal-Mart         Principal Mutual Life Insurance                 7.75%   Oct-16                   5,421
Montgomery Towne Center                    Security Life of Denver Insurance Company       8.50%   Mar-19                   7,664
Bedford Grove - Wal-Mart                   National Life Insurance Company                 7.63%   Nov-19                   4,307
Berkshire Crossing - Home Depot/Wal-Mart   Bankers Life & Casualty Insurance Company       7.63%   Mar-20                   6,993
                                                                                      -----------         ------------------------

Total/Weighted average                                                                     7.72%                       $  582,456
                                                                                      ===========         ========================

(1) The balance outstanding at March 31, 2003, includes unamortized mortgage loan premium of $912. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at March 31, 2003 was $7,919 and the contractual interest rate was 8.48%.

(2) The balance outstanding at March 31, 2003, includes unamortized mortgage loan premium of $2,542. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at March 31, 2003 was $20,247 and the contractual interest rate was 8.24%.

(3) The balance outstanding at March 31, 2003, includes unamortized mortgage loan premium of $846. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at March 31, 2003 was $17,574 and the contractual interest rate was 7.25%.

(4) The balance outstanding at March 31, 2003, includes unamortized mortgage loan premium of $312. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at March 31, 2003 was $5,174 and the contractual interest rate was 8.95%.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                OTHER SECURITIES

SECURITY ISSUED:                UNSECURED NOTES PAYABLE ISSUED BY BRADLEY OP(1)

   Carrying value at 3/31/03          -         $100,000,000
                    Maturity          -         November 15, 2004
               Interest rate          -         7.00%

SECURITY ISSUED:                UNSECURED NOTES PAYABLE ISSUED BY BRADLEY OP(1)

   Carrying value at 3/31/03          -         $100,000,000
                    Maturity          -         March 15, 2006
               Interest rate          -         7.20%

SECURITY ISSUED:                UNSECURED NOTES PAYABLE ISSUED BY BRADLEY OP(1)
                                PERPETUAL PREFERRED

   Carrying value at 3/31/03          -         $1,490,000
                    Maturity          -         January 15, 2008
               Interest rate          -         8.875%

SECURITY ISSUED:                SERIES B CUMULATIVE REDEEMABLE UNITS OF BRADLEY
                                OP(1) PERPETUAL PREFERRED

   Carrying value at 3/31/03          -         $50,000,000
           Units Outstanding          -         2,000,000
                  Conversion          -         Convertible into Heritage
                                                Preferred Stock 1:1 in 2009
                    Dividend          -         8.875%
      Callable by Bradley OP          -         Five years from date of issuance
                                                (February 23, 1999)

SECURITY ISSUED:                SERIES C CUMULATIVE REDEEMABLE UNITS OF BRADLEY
                                OP(1) PERPETUAL PREFERRED

   Carrying value at 3/31/03          -         $25,000,000
           Units Outstanding          -         1,000,000
                  Conversion          -         Convertible into Heritage
                                                Preferred Stock 1:1 in 2009
                    Dividend          -         8.875%
      Callable by Bradley OP          -         Five years from date of issuance
                                                (September 7, 1999)

SECURITY ISSUED:                BRADLEY OP(1) EXCHANGEABLE LIMITED PARTNERSHIP
                                UNITS

   Carrying value at 3/31/03          -         $7,969,000
           Units Outstanding          -         340,270 OP Units
                  Conversion          -         Convertible into Heritage
                                                Common Stock 1:1
                    Dividend          -         Equal to current common dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company that owns 105 properties at March 31, 2003.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                   PORTFOLIO OVERVIEW SUMMARY - MARCH 31, 2003

Number of shopping centers                                                 153
Number of office buildings                                                   4
                                                                    ----------

   Total real estate owned                                                 157
                                                                    ==========

Company-owned shopping center GLA                                   26,115,787
Company-owned office building net rentable square feet                 281,208
                                                                    ----------

   Total                                                            26,396,995
                                                                    ==========

% Leased - Total Portfolio                                                93.1%

Average square foot size of shopping centers - Company-owned GLA       171,000
Average square foot size of shopping centers - Total GLA               204,000

Average number of shopping center anchor tenants                           2.8

Grocer-anchored shopping centers as a % of total shopping centers           78%

% of total NOI produced by grocer-anchored shopping centers                 75%

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                       PORTFOLIO OVERVIEW - SQUARE FOOTAGE

                    GEOGRAPHIC DISTRIBUTION - TOTAL PORTFOLIO

                      NUMBER OF       TOTAL         % OF       ANNUALIZED        % OF
GEOGRAPHIC AREA      PROPERTIES     OWNED GLA       TOTAL      BASED RENT       TOTAL
-----------------   ------------   ------------   ---------   -------------    -------
EAST:
   North Carolina             11      2,939,650      11.14%   $  26,130,529      11.61%
   New York                   16      1,223,380       4.63%      17,794,816       7.91%
   Massachusetts               6      1,102,202       4.18%      15,180,632       6.75%
   Florida                     5      1,036,299       3.93%       8,000,473       3.56%
   Tennessee                   3        887,826       3.36%       6,215,790       2.76%
   New Hampshire               4        811,234       3.07%       5,932,505       2.64%
   Pennsylvania                3        665,804       2.52%       4,985,007       2.22%
   New Jersey                  2        530,582       2.01%       5,760,239       2.56%
   Alabama                     3        450,172       1.71%       4,865,243       2.16%
   Maine                       1        254,378       0.96%       1,396,438       0.62%
   Vermont                     1        224,514       0.85%       1,811,428       0.80%
   Virginia                    1        181,055       0.69%       2,267,482       1.01%
   Georgia                     1        141,072       0.53%         685,088       0.30%
   Connecticut                 1        125,730       0.48%       1,169,029       0.52%
                    ------------   ------------   ---------   -------------    -------
     Subtotal                 58     10,573,898      40.05%   $ 102,194,699      45.41%
                    ------------   ------------   ---------   -------------    -------

MIDWEST:
   Illinois                   17      3,264,920       12.37%  $  29,104,628      12.93%
   Minnesota                  17      2,614,098        9.90%     24,273,529      10.79%
   Indiana                    12      2,470,952        9.36%     15,689,014       6.97%
   Missouri                    8      1,395,765        5.29%     10,649,612       4.73%
   Wisconsin                  11      1,318,763        5.00%     10,011,837       4.45%
   Kansas                      6        932,186        3.53%      5,352,498       2.38%
   Michigan                    4        920,283        3.49%      6,978,771       3.10%
   Iowa                        7        726,552        2.75%      4,096,350       1.82%
   Ohio                        3        669,712        2.54%      5,179,118       2.30%
   Kentucky                    5        653,777        2.48%      4,925,899       2.19%
   Nebraska                    7        626,683        2.37%      4,739,678       2.11%
   South Dakota                1        195,526        0.74%      1,429,844       0.64%
   New Mexico                  1         35,800        0.14%        401,669       0.18%
                    ------------   ------------   ---------   -------------    -------
    Subtotal                  99     15,825,017       59.95%  $ 122,832,447      54.59%
                    ------------   ------------   ---------   -------------    -------
TOTAL                        157     26,398,915      100.00%  $ 225,027,146     100.00%
                    ============   ============   =========   =============    =======

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                       TOP TENANTS BY ANNUALIZED BASE RENT

                                                                                         TENANT         % OF TOTAL
                                                                                       ANNUALIZED       ANNUALIZED
                TENANT                  # OF STORES  TOTAL GLA  GLA AS A % OF TOTAL   BASE RENT(1)     BASE RENT (2)
     --------------------------------   -----------  ---------  -------------------  --------------    -------------
 1           TJX Companies(3)                43      1,290,949        4.89%          $   11,552,051        5.13%
 2              Kroger(4)                    13        695,799        2.64%               5,114,434        2.27%
 3         Fleming Companies(5)              13        692,996        2.63%               4,894,262        2.17%
 4             Supervalu(6)                   9        609,154        2.31%               4,367,711        1.94%
 5               Wal-Mart                     9        842,962        3.19%               3,554,692        1.58%
 6               Kmart(7)                     7        641,130        2.43%               3,182,957        1.41%
 7              Home Depot                    4        459,073        1.74%               2,978,360        1.32%
 8              OfficeMax                    11        281,020        1.06%               2,869,868        1.28%
 9            Barnes & Noble                  7        178,386        0.68%               2,852,390        1.27%
10         Charming Shoppes(8)               37        311,810        1.18%               2,689,141        1.20%
11                Hy-Vee                      9        535,066        2.03%               2,598,957        1.15%
12               Hallmark                    40        208,738        0.79%               2,462,143        1.09%
13               Staples                      9        236,974        0.90%               2,334,527        1.04%
14            Albertson's(9)                  7        319,122        1.21%               2,320,485        1.03%
15              Walgreens                    15        192,330        0.73%               2,318,768        1.03%
16               PetsMart                     8        195,836        0.74%               2,183,052        0.97%
17             Blockbuster                   22        137,946        0.52%               2,171,719        0.97%
18             Circuit City                   6        181,149        0.69%               2,165,841        0.96%
19   Associated Wholesale Grocers(10)         6        401,848        1.52%               2,145,528        0.95%
20           Linens N Things                  6        179,705        0.68%               2,109,807        0.94%

                TENANT                   TYPE OF BUSINESS
     ------------------------------------------------------
 1           TJX Companies(3)          Off Price/Soft Goods
 2              Kroger(4)                     Grocer
 3         Fleming Companies(5)               Grocer
 4             Supervalu(6)                   Grocer
 5               Wal-Mart                    Discount
 6               Kmart(7)                    Discount
 7              Home Depot               Home Improvement
 8              OfficeMax                Office Products
 9            Barnes & Noble                  Books
10         Charming Shoppes(8)           Discount/Apparel
11                Hy-Vee                      Grocer
12               Hallmark                  Cards/Gifts
13               Staples                 Office Products
14            Albertson's(9)                  Grocer
15              Walgreens                   Drug Store
16               PetsMart                  Pet Supplies
17             Blockbuster             Video Sales/Rentals
18             Circuit City                Electronics
19   Associated Wholesale Grocers(10)        Grocer
20           Linens N Things               Soft Goods

(1) We calculate annualized base rent for all leases in place in which tenants are in occupancy at March 31, 2003 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

(2) Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $225,027,146.

(3) TJX Companies include: TJ Maxx (19), Marshalls (17), A.J. Wright (5) and Homegoods (2).

(4)  The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons
     (1).

(5) Fleming Companies Inc. has indicated that it plans to reject leases at 3 of the Company's locations totaling approximately 177,517 square feet. Following the rejection of these leases, Fleming's store locations will total 515,479 square feet, representing 1.95% of total GLA, and will contribute $3,650,466 of annualized base rent, representing 1.62% of total annualized base rent.

(6) Supervalu Inc. includes: Cub Foods (6), Shop n' Save (1), Shop Rite (1) and Ray's Supermarket (1).

(7) In April 2003, 3 of the Company's Kmart locations totaling approximately 290,120 square feet were rejected and the Company took possession of the space. Subsequently, Kmart occupies 351,010 square feet, representing 1.33% of total GLA, and contributes $1,558,664 of annualized base rent, representing 0.69% of total annualized base rent.

(8) Charming Shoppes includes: Fashion Bug (30), Lane Bryant (4) and Catherine's (3).

(9) Albertson's includes: Albertson's (1), Jewel/Osco (3), Osco Drug (2) and Acme Markets (1).

(10) Associated Wholesale Grocers includes: Price Chopper (5) and Food 4 Less
     (1).

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

              ANCHOR LEASE EXPIRATION ROLL OUT - MARCH 31, 2003 (1)

    LEASE             NUMBER OF                                                                              EXPIRING
 EXPIRATION           EXPIRING              EXPIRING         % OF TOTAL        EXPIRING        % OF TOTAL   BASE RENT /
    YEAR               LEASES              SQUARE FEET    SQ. FT. EXPIRING    BASE RENT(2)      BASE RENT   SQ. FT.(3)
 ----------           ---------            ------------   ----------------   --------------    ----------   -----------
     2003                  10                   358,057          2.3%        $    1,943,929       1.7%       $     5.43
(remaining)
     2004                  33                 1,120,049          7.2%             7,214,235       6.3%             6.44
     2005                  27                   750,049          4.8%             4,809,615       4.2%             6.41
     2006                  30                 1,214,521          7.8%             6,642,802       5.8%             5.47
     2007                  32                 1,155,136          7.4%             7,328,810       6.4%             6.34
     2008                  34                 1,315,671          8.4%             8,823,194       7.7%             6.71
     2009                  33                 1,264,478          8.1%            10,304,729       9.0%             8.15
     2010                  24                   906,231          5.8%             7,638,855       6.7%             8.43
     2011                  27                 1,123,021          7.2%             9,548,489       8.3%             8.50
     2012                  20                   729,109          4.7%             6,499,529       5.7%             8.91
  2013 and
 Thereafter               111                 5,709,219         36.5%            43,635,207      38.1%            7.64
                      ---------            ------------   ----------------   --------------    ----------   -----------
  TOTALS                  381                15,645,541        100.0%        $  114,389,394     100.0%       $    7.31

     (1) We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

     (2) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

     (3) Represents Expiring Base Rent divided by Expiring Square Feet.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

              NON-ANCHOR LEASE EXPIRATION ROLL OUT - MARCH 31, 2003

    LEASE            NUMBER OF                                                                                      EXPIRING
  EXPIRATION         EXPIRING          EXPIRING            % OF TOTAL             EXPIRING         % OF TOTAL      BASE RENT /
    YEAR              LEASES          SQUARE FEET       SQ. FT. EXPIRING         BASE RENT(1)        BASE RENT     SQ. FT.(2)
----------------     ---------        ------------      ----------------        --------------     -----------    -------------
    2003                388                968,441           10.86%             $   11,516,337         9.60%          $   11.89
(remaining)
    2004                468              1,265,864           14.19%                 17,023,939        14.19%              13.45
    2005                535              1,697,993           19.04%                 23,278,211        19.40%              13.71
    2006                413              1,435,193           16.09%                 19,022,444        15.85%              13.25
    2007                306              1,122,410           12.58%                 15,317,804        12.77%              13.65
    2008                211                850,929            9.54%                 11,028,571         9.19%              12.96
    2009                 71                337,779            3.79%                  5,140,948         4.28%              15.22
    2010                 69                301,087            3.38%                  4,674,202         3.90%              15.52
    2011                 60                268,092            3.01%                  3,690,955         3.08%              13.77
    2012                 56                239,327            2.68%                  3,916,941         3.26%              16.37
  2013 and
  Thereafter             80                432,226            4.85%                  5,371,587         4.48%              12.43
                       ---------        ------------      ----------------        --------------     -----------    -------------

TOTALS                 2,657             8,919,341          100.00%             $  119,981,939       100.00%          $   13.45

     (1) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

     (2) Represents Expiring Base Rent divided by Expiring Square Feet.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                TOTAL LEASE EXPIRATION ROLL OUT - MARCH 31, 2003

    LEASE            NUMBER OF                                                                                      EXPIRING
  EXPIRATION         EXPIRING          EXPIRING            % OF TOTAL             EXPIRING         % OF TOTAL      BASE RENT /
    YEAR              LEASES          SQUARE FEET       SQ. FT. EXPIRING         BASE RENT(1)        BASE RENT     SQ. FT.(2)
----------------     ---------        ------------      ----------------        --------------     -----------    -------------
    2003                398               1,326,498           5.4%              $   13,460,266         5.7%           $   10.15
(remaining)
    2004                501               2,385,913           9.7%                  24,238,174        10.3%               10.16
    2005                562               2,448,042          10.0%                  28,087,826        12.0%               11.47
    2006                443               2,649,714          10.8%                  25,665,246        11.0%                9.69
    2007                338               2,277,546           9.3%                  22,646,614         9.7%                9.94
    2008                245               2,166,600           8.8%                  19,851,765         8.5%                9.16
    2009                104               1,602,257           6.5%                  15,445,677         6.6%                9.64
    2010                 93               1,207,318           4.9%                  12,313,057         5.3%               10.20
    2011                 87               1,391,113           5.7%                  13,239,444         5.6%                9.52
    2012                 76                 968,436           3.9%                  10,416,470         4.4%               10.76
  2013 and
 Thereafter             191               6,141,445          25.0%                  49,006,794        20.9%                7.98
                     ---------        ------------      ----------------        --------------     -----------    -------------

TOTALS                3,038              24,564,882         100.0%              $  234,371,333       100.0%           $    9.54

     (1) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

     (2) Represents Expiring Base Rent divided by Expiring Square Feet.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                 HISTORICAL LEASING PRODUCTION (3) - CASH BASIS

                                                                                          YEAR ENDED DECEMBER 31,
                                                THREE MONTHS ENDED    ------------------------------------------------------------
                                                  MARCH 31, 2003          2002             2001             2000           1999
                                                ----------------------------------------------------------------------------------
NEW LEASES
 Number of new leases signed                                    43              268              231             127            76
 GLA leased (sq. ft. at end of period)                     223,664        1,061,614          849,453         484,814       482,215
 New base rent/sq. ft.(1)                            $        7.78    $       10.48    $       10.44    $      12.16    $    12.22
 Expiring base rent/sq. ft.(2)                       $        7.36    $        9.55    $        9.04    $      10.39    $     9.50
 Percentage growth in base rent                                5.7%             9.7%            15.5%           17.0%         28.7%

RENEWALS
 Number of renewals signed                                      83              398              337             150           118
 GLA leased (sq. ft. at end of period)                     325,580        1,577,270        1,144,299         439,509       365,786
 New base rent/sq. ft.                               $       10.79    $       11.04    $       10.92    $      14.63    $    15.29
 Expiring base rent/sq. ft.                          $       10.26    $       10.51    $        9.89    $      12.92    $    14.20
 Percentage growth in base rent                                5.2%             5.0%            10.4%           13.3%          7.7%

TOTAL NEW LEASES AND RENEWALS
 Number of new leases and renewals signed                      126              666              568             277           194
 GLA leased (sq. ft. at end of period)                     549,244        2,638,884        1,993,752         924,323       848,001
 New base rent/sq. ft.                               $        9.56    $       10.81    $       10.72    $      13.34    $    13.55
 Expiring base rent/sq. ft.                          $        9.08    $       10.12    $        9.53    $      11.59    $    11.53
 Percentage growth in base rent                                5.3%             6.8%            12.5%           15.1%         17.5%

(1) New Base Rent represents the base rent payable for the first 12 months of the lease.
(2) Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.
(3) Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and new developed square footage.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                        HISTORICAL CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

                                                                                     YEAR ENDED DECEMBER 31,
                                           THREE MONTHS ENDED    ----------------------------------------------------------------
                                             MARCH 31, 2003          2002             2001             2000            1999
                                           --------------------------------------------------------------------------------------
Average number of square feet
                                                   26,362,000       25,117,000       23,308,000       13,303,000        7,639,000

Maintenance capital expenditures                $     757,000    $   8,145,000    $   5,466,000    $   4,089,000    $   2,229,000

  Per square foot                               $        0.03    $        0.32    $        0.23    $        0.31    $        0.29

Tenant improvements                             $   2,460,000    $  11,876,000    $  12,615,000    $   6,529,000    $   3,855,000
Leasing commissions                                   930,000        4,461,000        2,030,000        1,035,000          737,000
                                                -------------    -------------    -------------    -------------    -------------
  Total                                         $   3,390,000    $  16,337,000    $  14,645,000    $   7,564,000    $   4,592,000
                                                =============    =============    =============    =============    =============

  Per square foot                               $        0.13    $        0.65    $        0.63    $        0.57    $        0.60

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                             SAME PROPERTY ANALYSIS
                            (IN THOUSANDS OF DOLLARS)

                                                         Three Months Ended
                                                             March 31,
                                                    ----------------------------
                                                        2003            2002
                                                    ------------    ------------
Total income                                        $     67,872    $     66,045
Operating expenses                                       (20,783)        (19,297)
                                                    ------------    ------------

Net operating income                                $     47,089    $     46,748
                                                    ============    ============

Same property NOI increase                                   0.7%

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                       YEAR      % LEASED
          PROPERTY NAME               BUILT/       AS OF      COMPANY         TOTAL      ANCHOR
           AND LOCATION            RENOVATED(1)  3/31/2003  OWNED GLA(2)     GLA(3)       SF(4)
------------------------------------------------------------------------------------------------
SHOPPING CENTERS:

             ALABAMA

        MONTGOMERY COMMONS             1999         100%         95,300      299,050     257,550

     MONTGOMERY TOWNE CENTER           1996          99%        176,361      266,895     225,415

      RIVERCHASE VILLAGE SC            1994          90%        178,511      190,611     128,225

           CONNECTICUT

         TORRINGTON PLAZA            1963/1994       90%        125,730      132,930      42,037

             FLORIDA

          BARTON COMMONS               1989          81%        215,049      218,049     138,518

      NAPLES SHOPPING CENTER         1962/1997       98%        198,904      202,404     162,486

    PARK SHORE SHOPPING CENTER       1973/1993      100%        231,830      240,330     188,180

  SHOPPERS HAVEN SHOPPING CENTER     1959/1998       74%        207,049      207,049      88,404

VENETIAN ISLE SHOPPING CENTER(9)     1959/1992      100%        183,467      186,967     111,831

             GEORGIA

         SHENANDOAH PLAZA              1987          98%        141,072      144,072     113,922

             ILLINOIS

        BARTONVILLE SQUARE             1972          99%         61,678       61,678      41,824

        BUTTERFIELD SQUARE             1997          98%        106,767      121,370      51,677

   THE COMMONS OF CHICAGO RIDGE      1992/1999       91%        324,080      324,080     233,405

                                                                                                ANNUALIZED
          PROPERTY NAME                                                         ANNUALIZED         BASE
           AND LOCATION                             ANCHORS(5)                 BASE RENT(6)   RENT/SQ. FT.(7)
-------------------------------------------------------------------------------------------------------------
SHOPPING CENTERS:

             ALABAMA

        MONTGOMERY COMMONS           Super Wal-Mart (Non-owned)                $   1,027,539     $   10.78
                                     Marshalls
                                     Michaels

     MONTGOMERY TOWNE CENTER         Winn Dixie Supermarket (Non-Owned)        $   2,182,627     $   12.38
                                     Bed, Bath & Beyond
                                     Circuit City
                                     Carmike Cinemas (Non-Owned)
                                     Just for Feet
                                     Barnes & Noble
                                     Office Max

      RIVERCHASE VILLAGE SC          Bruno's Supermarket                       $   1,655,077     $    9.27
                                     Best Buy
                                     Barnes & Noble

           CONNECTICUT

         TORRINGTON PLAZA            TJ Maxx                                   $   1,169,029     $    9.30
                                     Staples

             FLORIDA

          BARTON COMMONS             K-Mart(8)                                 $   1,035,984     $    4.82
                                     Bealls Dept. Store
                                     Bealls Outlet

      NAPLES SHOPPING CENTER         Publix Supermarket                        $   1,942,763     $    9.77
                                     Marshalls
                                     Linens N Things
                                     Office Depot
                                     Books A Million

    PARK SHORE SHOPPING CENTER       Fresh Market Supermarket                  $   1,819,304     $    7.85
                                     K-Mart
                                     Rhodes Furniture
                                     Homegoods
                                     Sound Advice

  SHOPPERS HAVEN SHOPPING CENTER     Winn Dixie Supermarket                    $   1,568,522     $    7.58
                                     Walgreens
                                     Bealls Outlet

VENETIAN ISLE SHOPPING CENTER(9)     Publix Supermarket                        $   1,633,900     $    8.91
                                     TJ Maxx
                                     Linens N Things
                                     PetsMart

             GEORGIA

         SHENANDOAH PLAZA            Ingles Market                             $     685,088     $    4.86
                                     Wal-Mart/Big Lots/ACS

             ILLINOIS

        BARTONVILLE SQUARE           Kroger Supermarket                        $     281,408     $    4.56

        BUTTERFIELD SQUARE           Sunset Foods                              $   1,428,318     $   13.38

   THE COMMONS OF CHICAGO RIDGE      Home Depot                                $   3,662,180     $   11.30
                                     Office Depot
                                     Marshalls
                                     Pep Boys (Ground Lease)
                                     Old Navy
                                     Michaels

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                       YEAR      % LEASED
          PROPERTY NAME               BUILT/       AS OF      COMPANY         TOTAL      ANCHOR
           AND LOCATION            RENOVATED(1)  3/31/2003  OWNED GLA(2)     GLA(3)       SF(4)
------------------------------------------------------------------------------------------------
   THE COMMONS OF CRYSTAL LAKE       1995/1998       98%        273,060      365,335     210,569

        CROSSROADS CENTRE            1975/1988       98%        242,470      247,970     129,468

    FAIRHILLS SHOPPING CENTER        1971/1989       78%        107,614      117,714      49,330

         HERITAGE SQUARE               1992         100%        210,852      210,852     164,706

        HIGH POINT CENTRE              1988          97%        240,032      240,032     141,068

          PARKWAY POINTE               1996         100%         38,737      222,037     179,300

            RIVERCREST               1992/1999       99%        488,680      847,635     711,859

         ROLLINS CROSSING            1995/1998       93%        150,576      344,696     283,704

      SANGAMON CENTER NORTH          1970/1996       98%        139,907      151,107      79,257

         SHERIDAN VILLAGE            1954/1995       93%        303,896      303,896     177,409

         STERLING BAZAAR               1992          84%         84,621       84,621      52,337

         TWIN OAKS CENTRE              1991          96%         98,197       98,197      59,682

                                                                                                ANNUALIZED
          PROPERTY NAME                                                         ANNUALIZED         BASE
           AND LOCATION                             ANCHORS(5)                 BASE RENT(6)   RENT/SQ. FT.(7)
-------------------------------------------------------------------------------------------------------------
   THE COMMONS OF CRYSTAL LAKE       Jewel Foods/Osco Drugs                    $   3,084,947     $   11.30
                                     Marshalls
                                     Toys R Us
                                     Hobby Lobby (Non-Owned)

        CROSSROADS CENTRE            Malan Realty Investors, Inc./Hobby Lobby  $   1,622,535     $    6.69
                                     (Ground Lease)
                                     TJ Maxx

    FAIRHILLS SHOPPING CENTER        Jewel Foods/Osco Drugs                    $     537,366     $    4.99

         HERITAGE SQUARE             Circuit City                              $   2,622,940     $   12.44
                                     Carson Furniture Gallery
                                     DSW Shoe Warehouse
                                     Rhodes Furniture

        HIGH POINT CENTRE            Cub Foods                                 $   2,233,073     $    9.30
                                     Office Depot
                                     Babies R Us
                                     Big Lots

          PARKWAY POINTE             Wal-Mart (Non-Owned)                      $     476,796     $   12.31
                                     Target (Non-Owned)
                                     Party Tree (Non-Owned)

            RIVERCREST               Dominick's Supermarket                    $   4,212,106     $    8.62
                                     Best Buy
                                     PetsMart
                                     TJ Maxx
                                     Kimco Realty Corp./K-Mart
                                     Sears
                                     OfficeMax
                                     Hollywood Park
                                     Target (Non-Owned)
                                     Kohl's (Non-Owned)
                                     Menards (Non-Owned)
                                     Sony Theaters (Non-Owned)

         ROLLINS CROSSING            Super K-Mart (Non-Owned)                  $     929,509     $    6.17
                                     Sears Paint & Hardware
                                     Regal Cinema (Ground Lease)

      SANGAMON CENTER NORTH          Schnuck's Supermarket                     $   1,140,752     $    8.15
                                     U.S. Post Office

         SHERIDAN VILLAGE            Bergner's Dept Store                      $   2,387,061     $    7.85
                                     Cohen's Furniture Co.

         STERLING BAZAAR             Kroger Supermarket                        $     694,808     $    8.21

         TWIN OAKS CENTRE            Hy-Vee Supermarket                        $     698,202     $    7.11

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                       YEAR      % LEASED
          PROPERTY NAME               BUILT/       AS OF      COMPANY         TOTAL      ANCHOR
           AND LOCATION            RENOVATED(1)  3/31/2003  OWNED GLA(2)     GLA(3)       SF(4)
------------------------------------------------------------------------------------------------
    WARDCLIFFE SHOPPING CENTER       1976/1977      100%         67,681       67,681      48,341

         WESTVIEW CENTER               1992          94%        326,072      416,872     244,265

             INDIANA

       APPLE GLEN CROSSING           2001/2002       97%        150,322      440,963     384,526

         COUNTY LINE MALL            1976/1991       88%        263,353      266,153     186,434

        DOUBLE TREE PLAZA              1996          95%         98,342      110,342      45,000

    GERMANTOWN SHOPPING CENTER         1985          71%        230,640      237,840     114,905

           KING'S PLAZA                1965          87%        102,788      104,888      60,200

          LINCOLN PLAZA                1968         100%         95,814       95,814      39,104

    MARTIN'S BITTERSWEET PLAZA         1992          96%         78,245       81,255      61,079

    RIVERGATE SHOPPING CENTER          1982          94%        133,086      137,486     108,086

       SAGAMORE PARK CENTRE            1982          84%        102,487      102,487      41,154

       SPEEDWAY SUPERCENTER          1960/1998       91%        567,014      567,014     237,399

           THE VILLAGE                 1950          78%        312,187      314,987      98,025

   WASHINGTON LAWNDALE COMMONS       1957/1993       82%        336,674      336,674     131,089

                                                                                                ANNUALIZED
          PROPERTY NAME                                                         ANNUALIZED         BASE
           AND LOCATION                             ANCHORS(5)                 BASE RENT(6)   RENT/SQ. FT.(7)
-------------------------------------------------------------------------------------------------------------
    WARDCLIFFE SHOPPING CENTER       CVS                                       $     368,114     $    5.44
                                     Big Lots

         WESTVIEW CENTER             Cub Foods                                 $   2,724,513     $    8.36
                                     Marshalls
                                     Mara Furniture
                                     Value City Dept. Store (Non-Owned)

             INDIANA

       APPLE GLEN CROSSING           Super Wal-Mart (Non-owned)                $   1,695,785     $   11.28
                                     Kohl's (Non-owned)
                                     Dick's Sporting Goods
                                     Best Buy
                                     PetsMart

         COUNTY LINE MALL            Kroger Supermarket                        $     990,939     $    3.76
                                     OfficeMax
                                     Old Time Pottery

        DOUBLE TREE PLAZA            Amelia's Supermarket                      $     714,638     $    7.27

    GERMANTOWN SHOPPING CENTER       Beuhlers Supermarket                      $   1,017,900     $    4.41
                                     Elder Beerman Dept Store
                                     Peebles Dept Store

           KING'S PLAZA              Cub Foods                                 $     442,236     $    4.30

          LINCOLN PLAZA              Kroger Supermarket                        $     743,122     $    7.76

    MARTIN'S BITTERSWEET PLAZA       Martin's Supermarket                      $     550,776     $    7.04
                                     Osco Drug

    RIVERGATE SHOPPING CENTER        Super Foods                               $     503,024     $    3.78
                                     Wal-Mart

       SAGAMORE PARK CENTRE          Payless Supermarket                       $     852,421     $    8.32

       SPEEDWAY SUPERCENTER          Kroger Supermarket                        $   4,687,569     $    8.27
                                     AJ Wright
                                     Kohl's
                                     Sears
                                     Factory Card Outlet
                                     Old Navy

           THE VILLAGE               US Factory Outlet                         $   1,723,598     $    5.52
                                     AJ Wright
                                     Ind. Dept of Employment

   WASHINGTON LAWNDALE COMMONS       Stein Mart                                $   1,767,006     $    5.25
                                     Dunham's Sporting Goods
                                     Sears/Bedland
                                     Jo-Ann Fabrics
                                     Books A Million

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                       YEAR      % LEASED
          PROPERTY NAME               BUILT/       AS OF      COMPANY         TOTAL      ANCHOR
           AND LOCATION            RENOVATED(1)  3/31/2003  OWNED GLA(2)     GLA(3)       SF(4)
------------------------------------------------------------------------------------------------
               IOWA

      BURLINGTON PLAZA WEST            1989          83%         88,118       92,118      52,468

     DAVENPORT RETAIL CENTER           1996         100%         62,588      229,588     214,433

          KIMBERLY WEST              1987/1997       96%        113,713      116,513      76,896

          PARKWOOD PLAZA               1992          89%        126,369      126,369      63,108

    SOUTHGATE SHOPPING CENTER        1972/1996       86%        155,399      155,399     102,065

          SPRING VILLAGE             1980/1991       88%         90,263       92,763      45,763

           WARREN PLAZA              1980/1993       96%         90,102      187,135     148,525

              KANSAS

         MID STATE PLAZA               1971          86%        286,601      293,101     152,692

         SANTA FE SQUARE               1987         100%        133,698      133,698      55,820

      SHAWNEE PARKWAY PLAZA          1979/1995       91%         92,213       92,213      59,128

          VILLAGE PLAZA                1975          96%         55,698       55,698      31,431

        WESTCHESTER SQUARE           1968/1998       88%        164,944      168,644      63,000

    WEST LOOP SHOPPING CENTER        1986/1998       98%        199,032      199,032      98,558

             KENTUCKY

     CAMELOT SHOPPING CENTER         1969/1997       68%        150,461      150,461      61,500

           DIXIE PLAZA                 1987         100%         48,021       82,804      59,383

           MIDTOWN MALL              1970/1994       90%        153,828      153,828      96,171

     PLAINVIEW VILLAGE CENTER          1977          94%        164,454      186,254      39,249

           STONY BROOK                 1988         100%        137,013      238,213     169,775

                                                                                                ANNUALIZED
          PROPERTY NAME                                                         ANNUALIZED         BASE
           AND LOCATION                             ANCHORS(5)                 BASE RENT(6)   RENT/SQ. FT.(7)
-------------------------------------------------------------------------------------------------------------
               IOWA

      BURLINGTON PLAZA WEST          Festival Foods(8)                         $     498,080     $    5.65

     DAVENPORT RETAIL CENTER         Staples                                   $     645,534     $   10.31
                                     PetsMart
                                     Super Target (Non-Owned)

          KIMBERLY WEST              Hy-Vee Supermarket                        $     628,209     $    5.52

          PARKWOOD PLAZA             Albertson's Supermarket                   $     721,326     $    5.71

    SOUTHGATE SHOPPING CENTER        Hy-Vee Supermarket                        $     483,179     $    3.11
                                     Big Lots

          SPRING VILLAGE             Eagle Foods(8)                            $     440,313     $    4.88

           WARREN PLAZA              Hy-Vee Supermarket                        $     679,709     $    7.54
                                     Target (Non-Owned)

              KANSAS

         MID STATE PLAZA             Food 4 Less                               $     694,213     $    2.42
                                     Sutherlands Lumber
                                     Hobby Lobby

         SANTA FE SQUARE             Hy-Vee Supermarket/Office Depot           $   1,274,696     $    9.53

      SHAWNEE PARKWAY PLAZA          Price Chopper Supermarket                 $     580,895     $    6.30

          VILLAGE PLAZA              Falley's Food 4 Less                      $     243,631     $    4.37

        WESTCHESTER SQUARE           Hy-Vee Supermarket                        $   1,273,244     $    7.72

    WEST LOOP SHOPPING CENTER        Dillons Supermarket                       $   1,285,819     $    6.46
                                     West Loop 6 Theaters
                                     Waters True Value

             KENTUCKY

     CAMELOT SHOPPING CENTER         Winn Dixie Supermarket                    $     742,127     $    4.93
                                     Gatti's Pizza

           DIXIE PLAZA               Winn Dixie Supermarket                    $     382,893     $    7.97
                                     Frank's Nursery (Non-Owned)

           MIDTOWN MALL              Kroger Supermarket                        $     868,876     $    5.65
                                     Big Lots/Odd Lots
                                     Gatti's Pizza

     PLAINVIEW VILLAGE CENTER        Kroger Supermarket                        $   1,358,038     $    8.26

           STONY BROOK               Kroger Supermarket                        $   1,573,965     $   11.49
                                     H.H. Gregg (Non-Owned)

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                       YEAR      % LEASED
          PROPERTY NAME               BUILT/       AS OF      COMPANY         TOTAL      ANCHOR
           AND LOCATION            RENOVATED(1)  3/31/2003  OWNED GLA(2)     GLA(3)       SF(4)
------------------------------------------------------------------------------------------------
              MAINE

    PINE TREE SHOPPING CENTER        1958/1973      100%        254,378      254,378     200,178

          MASSACHUSETTS

        BERKSHIRE CROSSING             1996          99%        441,412      441,412     389,561

        LYNN MARKET PLACE            1966/1993      100%         78,092       78,092      52,620

         WATERTOWER PLAZA            1988/1998       89%        296,320      296,320     194,078

          WESTGATE PLAZA             1969/1996      100%        103,903      103,903      77,768

             MICHIGAN

     CHERRY HILL MARKETPLACE         1992/1999       88%        122,132      125,032      53,739

     GRAND TRAVERSE CROSSING           1996          99%        387,273      387,273     339,156

          THE COURTYARD                1989          96%        125,965      265,620     219,421

          REDFORD PLAZA              1956/1987       96%        284,913      284,913     194,014

            MINNESOTA

        AUSTIN TOWN CENTER             1999          98%        110,680      200,680     170,789

         BROOKDALE SQUARE            1971/1994       93%        185,883      185,883     159,402

        BURNING TREE PLAZA           1987/1998      100%        173,929      173,929     117,716

                                                                                                ANNUALIZED
          PROPERTY NAME                                                         ANNUALIZED         BASE
           AND LOCATION                             ANCHORS(5)                 BASE RENT(6)   RENT/SQ. FT.(7)
-------------------------------------------------------------------------------------------------------------
              MAINE

    PINE TREE SHOPPING CENTER        Shaw's Supermarket (Ground Lease)         $   1,396,438     $    5.49
                                     Ames Department Stores, Inc.
                                     Mardens
                                     Jo-Ann Fabrics
                                     AJ Wright

          MASSACHUSETTS

        BERKSHIRE CROSSING           Price Chopper                             $   3,194,990     $    7.24
                                     Wal-Mart (Ground Lease)
                                     Home Depot (Ground Lease)
                                     Staples
                                     Michaels
                                     Barnes & Noble

        LYNN MARKET PLACE            Shaw's Supermarket                        $     608,336     $    7.79

         WATERTOWER PLAZA            Shaw's Supermarket                        $   3,617,514     $   12.21
                                     TJ Maxx
                                     OfficeMax
                                     Barnes & Noble
                                     Linens 'N Things
                                     Petco
                                     Michaels

          WESTGATE PLAZA             Stop & Shop/Staples/Ocean State Job Lot   $   1,007,197     $    9.69
                                     TJ Maxx

             MICHIGAN

     CHERRY HILL MARKETPLACE         Farmer Jacks                              $   1,198,888     $    9.82

     GRAND TRAVERSE CROSSING         Wal-Mart (Ground Lease)                   $   2,453,629     $    6.34
                                     Home Depot (Ground Lease)
                                     Borders (Ground Lease)
                                     Toys R Us
                                     Staples
                                     PetsMart

          THE COURTYARD              V.G. Food Center                          $     986,196     $    7.83
                                     OfficeMax
                                     Dunhams Sporting Goods
                                     Home Depot (Non-Owned)

          REDFORD PLAZA              Kroger Supermarket                        $   2,340,058     $    8.21
                                     Burlington Coat Factory
                                     Bally Total Fitness
                                     AJ Wright
                                     Aco Hardware
                                     The Resource Network

            MINNESOTA

        AUSTIN TOWN CENTER           Rainbow Foods(8)                          $     957,300     $    8.65
                                     Staples
                                     Target (Non-Owned)

         BROOKDALE SQUARE            Circuit City                              $   1,181,558     $    6.36
                                     Office Depot
                                     Brookdale Theater
                                     Pep Boys
                                     Heart Alive
                                     Hennepin County

        BURNING TREE PLAZA           Best Buy                                  $   1,575,620     $    9.06
                                     TJ Maxx
                                     Hancock Fabrics
                                     Dunham's Sporting Goods

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                       YEAR      % LEASED
          PROPERTY NAME               BUILT/       AS OF      COMPANY         TOTAL      ANCHOR
           AND LOCATION            RENOVATED(1)  3/31/2003  OWNED GLA(2)     GLA(3)       SF(4)
------------------------------------------------------------------------------------------------
       CENTRAL VALU CENTER           1961/1984       96%        123,350      123,350      90,946

          DIVISION PLACE               1991          98%        129,353      134,353      24,016

         ELK PARK CENTER             1995/1999      100%        204,992      302,635     192,843

           HAR MAR MALL              1965/1992       92%        434,355      434,355     226,838

           HUB WEST(10)
          RICHFIELD HUB              1952/1992      100%        214,855      217,655     129,400

        MARKETPLACE AT 42              1999          97%        120,377      150,577      72,371

         ROSEVILLE CENTER            1950/2000       80%         76,810      155,610      65,000

         SOUTHPORT CENTRE              1992         100%        124,937      426,985     346,566

     SUN RAY SHOPPING CENTER         1958/1992       81%        256,154      256,154      95,767

         TEN ACRES CENTER            1972/1986       99%        162,364      162,364     133,894

           TERRACE MALL              1979/1993       90%        135,031      250,031     212,430

          WESTWIND PLAZA               1985          97%         87,933      147,933      80,245

         WHITE BEAR HILLS            1990/1996      100%         73,095       81,895      45,679

             MISSOURI

        ELLISVILLE SQUARE              1990          98%        146,052      149,552     107,772

         GRANDVIEW PLAZA             1961/1991       90%        296,008      296,008     200,075

                                                                                                ANNUALIZED
          PROPERTY NAME                                                         ANNUALIZED         BASE
           AND LOCATION                             ANCHORS(5)                 BASE RENT(6)   RENT/SQ. FT.(7)
-------------------------------------------------------------------------------------------------------------
       CENTRAL VALU CENTER           Rainbow Foods                             $     778,406     $    6.31
                                     Slumberland Clearance

          DIVISION PLACE             TJ Maxx                                   $   1,449,572     $   11.21

         ELK PARK CENTER             Cub Foods                                 $   1,983,140     $    9.67
                                     Target (Non-Owned)
                                     OfficeMax

           HAR MAR MALL              Cub Foods                                 $   4,415,613     $   10.17
                                     Barnes & Noble
                                     Marshalls
                                     TJ Maxx
                                     AMC Theatres
                                     Michaels

           HUB WEST(10)
          RICHFIELD HUB              Rainbow Foods                             $   2,373,639     $   11.05
                                     Bally Total Fitness
                                     Marshalls
                                     Michaels

        MARKETPLACE AT 42            Rainbow Foods                             $   1,496,788     $   12.43
                                     Walgreens (Non-owned)

         ROSEVILLE CENTER            Rainbow Foods (Non-Owned)                 $     778,694     $   10.14

         SOUTHPORT CENTRE            Cub Foods (Non-Owned)                     $   1,616,944     $   12.94
                                     Best Buy
                                     Frank's Nursery
                                     Super Target (Non-Owned)
                                     OfficeMax (Non-Owned)

     SUN RAY SHOPPING CENTER         TJ Maxx                                   $   1,919,902     $    7.50
                                     Bally Total Fitness
                                     Michaels
                                     Petters Warehouse Direct

         TEN ACRES CENTER            Cub Foods                                 $   1,079,408     $    6.65
                                     Burlington Coat Factory

           TERRACE MALL              Rainbow Foods                             $     982,525     $    7.28
                                     Montgomery Ward (Non-owned)
                                     North Memorial Medical

          WESTWIND PLAZA             Cub Foods (Non-Owned)                     $   1,049,630     $   11.94
                                     Northern Hydraulics

         WHITE BEAR HILLS            Festival Foods                            $     634,790     $    8.68

             MISSOURI

        ELLISVILLE SQUARE            K-Mart                                    $   1,361,782     $    9.32
                                     Lukas Liquors

         GRANDVIEW PLAZA             Schnuck's Supermarket                     $   1,781,066     $    6.02
                                     Old Time Pottery
                                     OfficeMax
                                     Walgreens

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                       YEAR      % LEASED
          PROPERTY NAME               BUILT/       AS OF      COMPANY         TOTAL      ANCHOR
           AND LOCATION            RENOVATED(1)  3/31/2003  OWNED GLA(2)     GLA(3)       SF(4)
------------------------------------------------------------------------------------------------
       HUB SHOPPING CENTER           1972/1995       97%        163,072      163,072     103,322

         LIBERTY CORNERS             1987/1996       98%        125,432      214,932     136,500

         MAPLEWOOD SQUARE              1998         100%         71,590       75,590      57,575

   MARKETPLACE AT INDEPENDENCE         1988          97%        241,898      253,398     133,942

          PROSPECT PLAZA             1979/1999      100%        189,996      189,996     136,566

         WATTS MILL PLAZA            1973/1997      100%        161,717      169,717      91,989

             NEBRASKA

          BISHOP HEIGHTS             1971/1997      100%         34,388      128,448     106,992

         CORNHUSKER PLAZA              1988          95%         84,083      163,063     121,723

         EASTVILLE PLAZA               1986         100%         68,546      139,636      99,046

     EDGEWOOD SHOPPING CENTER        1980/1994       91%        172,729      399,279     295,020

           THE MEADOWS                 1998          97%         67,840       70,840      50,000

        MIRACLE HILLS PARK             1988          79%         69,638      139,638      66,000

         STOCKYARDS PLAZA              1988          96%        129,459      148,659      85,649

          NEW HAMPSHIRE

          BEDFORD GROVE                1989         100%        216,941      216,941     175,745

           BEDFORD MALL              1963/1999       86%        264,375      264,375     188,607

     CAPITOL SHOPPING CENTER         1961/1999       96%        182,971      189,971     129,551

          TRI CITY PLAZA             1968/1992      100%        146,947      146,947      84,920

                                                                                                ANNUALIZED
          PROPERTY NAME                                                         ANNUALIZED         BASE
           AND LOCATION                             ANCHORS(5)                 BASE RENT(6)   RENT/SQ. FT.(7)
-------------------------------------------------------------------------------------------------------------
       HUB SHOPPING CENTER           Price Chopper Supermarket                 $     816,594     $    5.01

         LIBERTY CORNERS             Price Chopper Supermarket                 $     942,869     $    7.52
                                     Sutherlands (Non-Owned)

         MAPLEWOOD SQUARE            Shop n' Save Supermarket                  $     526,619     $    7.36

   MARKETPLACE AT INDEPENDENCE       Price Chopper Supermarket                 $   2,207,377     $    9.13
                                     Old Navy

          PROSPECT PLAZA             Hen House Grocery                         $   1,554,163     $    8.18
                                     Hobby Lobby
                                     Factory Oak Outlet

         WATTS MILL PLAZA            Price Chopper Supermarket                 $   1,459,142     $    9.02
                                     Westlake Hardware

             NEBRASKA

          BISHOP HEIGHTS             Russ's IGA Supermarket                    $     188,296     $    5.48
                                     Shopko (Non-Owned)

         CORNHUSKER PLAZA            Hy-Vee Supermarket                        $     447,241     $    5.32
                                     Wal-Mart (Non-Owned)

         EASTVILLE PLAZA             Hy-Vee Supermarket                        $     562,250     $    8.20
                                     Menard's (Non-Owned)

     EDGEWOOD SHOPPING CENTER        SuperSaver Supermarket                    $   1,350,763     $    7.82
                                     Osco Drug
                                     Target (Non-Owned)
                                     K-Mart (Non-Owned)

           THE MEADOWS               Russ' IGA Supermarket                     $     498,849     $    7.35

        MIRACLE HILLS PARK           Cub Foods (Non-Owned)                     $     697,897     $   10.02

         STOCKYARDS PLAZA            Hy-Vee Supermarket                        $     994,382     $    7.68
                                     Movies 8

          NEW HAMPSHIRE

          BEDFORD GROVE              Shop N' Save                              $   1,682,126     $    7.75
                                     Wal-Mart (Ground Lease)

           BEDFORD MALL              Marshalls                                 $   2,435,235     $    9.21
                                     Bob's Stores
                                     Staples
                                     Linens N Things
                                     Decathalon Sports (Ground Lease)
                                     Hoyts Cinemas

     CAPITOL SHOPPING CENTER         Demoulas Market Basket                    $     865,047     $    4.73
                                     Ames Department Stores, Inc.
                                     Marshalls

          TRI CITY PLAZA             Demoulas Market Basket                    $     950,097     $    6.47
                                     TJ Maxx

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                       YEAR      % LEASED
          PROPERTY NAME               BUILT/       AS OF      COMPANY         TOTAL      ANCHOR
           AND LOCATION            RENOVATED(1)  3/31/2003  OWNED GLA(2)     GLA(3)       SF(4)
------------------------------------------------------------------------------------------------
            NEW JERSEY

        CROSS KEYS COMMON              1995          84%        371,128      371,128     196,968

   MORRIS HILLS SHOPPING CENTER      1957/1994      100%        159,454      159,454     109,161

            NEW MEXICO

        ST. FRANCIS PLAZA            1992/1993      100%         35,800       35,800      20,850

             NEW YORK

          COLLEGE PLAZA              1975/1994       96%        175,086      175,086     126,812

    DALEWOOD I SHOPPING CENTER       1966/1995      100%         58,969       58,969      36,989

   DALEWOOD II SHOPPING CENTER       1970/1995      100%         81,326       81,326      59,326

   DALEWOOD III SHOPPING CENTER      1972/1995      100%         48,390       48,390      28,361

         FALCARO'S PLAZA             1968/1993      100%         61,295       63,295      29,887

    KINGS PARK SHOPPING CENTER       1963/1985      100%         71,940       73,940      48,870

    NESCONSET SHOPPING CENTER        1961/1999      100%        122,996      124,996      33,460

          PARKWAY PLAZA              1973/1992       97%         89,704       89,704      31,600

          ROANOKE PLAZA              1972/1994      100%         87,161       89,661      43,590

 ROCKVILLE CENTRE SHOPPING CENTER      1975         100%         44,131       44,131      27,781

         SALMON RUN PLAZA              1993         100%         68,761      181,195     164,614

          SUFFOLK PLAZA              1967/1998      100%         84,480       89,680      56,759

       THREE VILLAGE PLAZA           1964/1991      100%         77,458       77,458      40,455

          TURNPIKE PLAZA             1971/1994      100%         52,950       52,950      30,700

          NORTH CAROLINA

  THE COMMONS AT CHANCELLOR PARK       1994         100%        341,860      351,460     312,497

   CROWN POINT SHOPPING CENTER         1990         100%        147,200      164,200     135,200

                                                                                                ANNUALIZED
          PROPERTY NAME                                                         ANNUALIZED         BASE
           AND LOCATION                             ANCHORS(5)                 BASE RENT(6)   RENT/SQ. FT.(7)
-------------------------------------------------------------------------------------------------------------
            NEW JERSEY

        CROSS KEYS COMMON            Acme Markets                              $   3,454,570     $    9.31
                                     Wal-Mart
                                     Staples

   MORRIS HILLS SHOPPING CENTER      Mega Marshalls                            $   2,305,669     $   14.46
                                     Clearview Cinema (Ground Lease)
                                     Michaels

            NEW MEXICO

        ST. FRANCIS PLAZA            Wild Oats Market                          $     401,669     $   11.22

             NEW YORK

          COLLEGE PLAZA              Bob's Stores                              $   1,388,305     $    7.93
                                     Marshalls
                                     Eckerd Drugs
                                     Staples

    DALEWOOD I SHOPPING CENTER       Pathmark                                  $     893,283     $   15.15

   DALEWOOD II SHOPPING CENTER       Turco's Supermarket                       $   1,841,963     $   22.65
                                     Bed, Bath & Beyond

   DALEWOOD III SHOPPING CENTER      TJ Maxx                                   $   1,164,334     $   24.06

         FALCARO'S PLAZA             OfficeMax                                 $     969,276     $   15.81

    KINGS PARK SHOPPING CENTER       Key Foods                                 $     916,419     $   12.74
                                     TJ Maxx

    NESCONSET SHOPPING CENTER        Office Depot/HomeGoods                    $   1,647,689     $   13.40

          PARKWAY PLAZA              TJ Maxx                                   $   1,781,864     $   19.86

          ROANOKE PLAZA              Produce Warehouse                         $     979,770     $   11.24
                                     TJ Maxx

 ROCKVILLE CENTRE SHOPPING CENTER    HomeGoods                                 $     577,920     $   13.10

         SALMON RUN PLAZA            Hannaford's Supermarket                   $   1,081,688     $   15.73
                                     K-Mart (Non-Owned)

          SUFFOLK PLAZA              Waldbaum's Supermarket                    $     666,867     $    7.89

       THREE VILLAGE PLAZA           Swezey and Newins                         $     913,277     $   11.79

          TURNPIKE PLAZA             Waldbaum's Supermarket                    $     932,793     $   17.62

          NORTH CAROLINA

  THE COMMONS AT CHANCELLOR PARK     Home Depot (Ground Lease)                 $   2,341,969     $    6.85
                                     K-Mart(8)
                                     Circuit City
                                     Marshalls
                                     Gold's Gym

   CROWN POINT SHOPPING CENTER       Lowe's of Crown Point                     $   1,022,890     $    6.95
                                     Babies R US

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                       YEAR      % LEASED
          PROPERTY NAME               BUILT/       AS OF      COMPANY         TOTAL      ANCHOR
           AND LOCATION            RENOVATED(1)  3/31/2003  OWNED GLA(2)     GLA(3)       SF(4)
------------------------------------------------------------------------------------------------
         FRANKLIN SQUARE               1990          97%        318,435      517,735     379,568

       INNES STREET MARKET             1998         100%        349,356      349,356     296,740

MCMULLEN CREEK SHOPPING CENTER(11)     1988          93%        283,638      293,238      98,222

        NEW CENTRE MARKET              1998          98%        143,763      266,263     202,040

     RIVER RIDGE MARKETPLACE         1984/1996       93%        214,454      214,454     104,541

         TARRYMORE SQUARE              1989          76%        260,405      260,405      85,447

        UNIVERSITY COMMONS             1989          73%        231,943      231,943      79,272

  UNIVERSITY COMMONS GREENVILLE        1996         100%        232,821      338,021     270,249

          WENDOVER PLACE               1997          98%        415,775      547,075     441,954

               OHIO

        30TH STREET PLAZA            1951/1999       96%        157,085      157,085     111,251

        CLOCK TOWER PLAZA              1989          99%        237,975      244,475     172,300

                                                                                                ANNUALIZED
          PROPERTY NAME                                                         ANNUALIZED         BASE
           AND LOCATION                             ANCHORS(5)                 BASE RENT(6)   RENT/SQ. FT.(7)
-------------------------------------------------------------------------------------------------------------
         FRANKLIN SQUARE             Super Wal-Mart (Non-Owned)                $   2,870,794     $    9.02
                                     Best Buy
                                     Ross Dress for Less
                                     Bed, Bath & Beyond
                                     Dollar Tree
                                     Pep Boys (Ground Lease)
                                     OfficeMax
                                     Michaels

       INNES STREET MARKET           Food Lion Supermarket                     $   3,354,079     $    9.60
                                     Lowe's Home Centers
                                     Tinseltown Cinema
                                     Marshalls
                                     Staples
                                     Circuit City
                                     Old Navy

MCMULLEN CREEK SHOPPING CENTER(11)   Winn Dixie Supermarket                    $   2,818,145     $    9.94
                                     Burlington Coat Factory

        NEW CENTRE MARKET            Target (Non-Owned)                        $   1,635,474     $   11.38
                                     Marshalls
                                     PetsMart
                                     OfficeMax

     RIVER RIDGE MARKETPLACE         Food Lion Supermarket                     $   1,458,052     $    6.80
                                     Hamricks
                                     Kitchen & Company

         TARRYMORE SQUARE            Marshalls                                 $   1,964,379     $    7.54
                                     Dick's Sporting Goods

        UNIVERSITY COMMONS           Lowes Foods                               $   1,691,106     $    7.29
                                     TJ Maxx
                                     AC Moore

  UNIVERSITY COMMONS GREENVILLE      Kroger Supermarket                        $   2,637,066     $   11.33
                                     TJ Maxx
                                     Circuit City
                                     Barnes & Noble
                                     Target (Non-Owned)
                                     Linens N Things

          WENDOVER PLACE             Harris-Teeter/Michaels                    $   4,336,575     $   10.43
                                     Kohl's
                                     Dick's Sporting Goods
                                     Babies R Us
                                     PetsMart
                                     Old Navy
                                     Linens N Things
                                     Target (Non-Owned)

               OHIO

        30TH STREET PLAZA            Giant Eagle Supermarket                   $   1,452,985     $    9.25
                                     Marc's Pharmacy

        CLOCK TOWER PLAZA            Ray's Supermarket                         $   1,441,360     $    6.06
                                     Wal-Mart

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                       YEAR      % LEASED
          PROPERTY NAME               BUILT/       AS OF      COMPANY         TOTAL      ANCHOR
           AND LOCATION            RENOVATED(1)  3/31/2003  OWNED GLA(2)     GLA(3)       SF(4)
------------------------------------------------------------------------------------------------
      SALEM CONSUMER SQUARE            1988          93%        274,652      274,652     131,650

           PENNSYLVANIA

         BOYERTOWN PLAZA               1961          33%         83,229       88,629         N/A

      LEHIGH SHOPPING CENTER         1955/1999       73%        343,432      347,432     191,920

     WARMINSTER TOWNE CENTER           1997          97%        237,223      317,906     260,066

           SOUTH DAKOTA

            BAKEN PARK               1962/1997       98%        195,526      195,526      95,039

            TENNESSEE

       OAKWOOD COMMONS(12)           1989/1997       95%        291,535      294,285     192,279

   WATSON GLEN SHOPPING CENTER         1989         100%        264,360      264,360     206,427

      WILLIAMSON SQUARE(13)          1988/1993       79%        331,931      342,181     143,700

             VERMONT

          RUTLAND PLAZA              1966/1996      100%        224,514      224,514     182,264

             VIRGINIA

          SPRADLIN FARM              2000/2001       98%        181,055      442,055     366,962

            WISCONSIN

    FAIRACRES SHOPPING CENTER          1992          99%         79,736       82,486      58,678

         FITCHBURG RIDGE               1980          73%         50,067       61,317      16,631

         FOX RIVER PLAZA               1987         100%        169,883      173,383     137,113

           GARDEN PLAZA                1990          95%         80,099       80,099      49,564

                                                                                                ANNUALIZED
          PROPERTY NAME                                                         ANNUALIZED         BASE
           AND LOCATION                             ANCHORS(5)                 BASE RENT(6)   RENT/SQ. FT.(7)
-------------------------------------------------------------------------------------------------------------
      SALEM CONSUMER SQUARE          Cub Foods                                 $   2,284,773     $    8.32
                                     Office Depot
                                     Michigan Sporting Goods
                                     AJ Wright

           PENNSYLVANIA

         BOYERTOWN PLAZA             N/A                                       $     346,140     $    4.16

      LEHIGH SHOPPING CENTER         Giant Foods                               $   1,812,716     $    5.28
                                     Mega Marshalls
                                     Staples
                                     D&D Budget & Clearance
                                     Frank's Nursery

     WARMINSTER TOWNE CENTER         Shop Rite Supermarket                     $   2,826,151     $   11.91
                                     Kohl's (Non-owned)
                                     Ross Dress for Less
                                     PetsMart
                                     OfficeMax
                                     Pep Boys
                                     Rag Shop
                                     Old Navy

           SOUTH DAKOTA

            BAKEN PARK               Nash Finch Supermarket                    $   1,429,844     $    7.31
                                     Ben Franklin
                                     Boyd's Drug

            TENNESSEE

       OAKWOOD COMMONS(12)           Publix Supermarket                        $   2,063,706     $    7.08
                                     K-Mart(8)
                                     Peebles Dept. Store

   WATSON GLEN SHOPPING CENTER       Bi-Lo Foods                               $   1,854,972     $    7.02
                                     K-Mart
                                     Goody's Family Clothing
                                     World Gym

      WILLIAMSON SQUARE(13)          Kroger Supermarket                        $   2,297,112     $    6.92
                                     Hobby Lobby
                                     USA Baby

             VERMONT

          RUTLAND PLAZA              Price Chopper Supermarket                 $   1,811,428     $    8.07
                                     Wal-Mart
                                     TJ Maxx
                                     Plaza Movie Plex

             VIRGINIA

          SPRADLIN FARM              Home Depot (Non-Owned)                    $   2,267,482     $   12.52
                                     Target (Non-Owned)
                                     TJ Maxx
                                     Barnes & Noble
                                     Michaels
                                     Goody's Family Clothing

            WISCONSIN

    FAIRACRES SHOPPING CENTER        Pick 'N Save Supermarket                  $     685,234     $    8.59

         FITCHBURG RIDGE             Wisconsin Dialysis                        $     284,886     $    5.69

         FOX RIVER PLAZA             Pick 'N Save Supermarket                  $     821,689     $    4.84
                                     K-Mart

           GARDEN PLAZA              Pick 'N Save Supermarket                  $     525,974     $    6.57

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                       YEAR      % LEASED
          PROPERTY NAME               BUILT/       AS OF      COMPANY         TOTAL      ANCHOR
           AND LOCATION            RENOVATED(1)  3/31/2003  OWNED GLA(2)     GLA(3)       SF(4)
------------------------------------------------------------------------------------------------
          MADISON PLAZA              1988/1994       91%        127,584      127,584      68,309

         MEQUON PAVILIONS            1967/1991       90%        211,425      211,425      65,995

                                                                                                ANNUALIZED
          PROPERTY NAME                                                         ANNUALIZED         BASE
           AND LOCATION                             ANCHORS(5)                 BASE RENT(6)   RENT/SQ. FT.(7)
-------------------------------------------------------------------------------------------------------------
          MADISON PLAZA              SuperSaver Foods(8)                       $     910,735     $    7.14

         MEQUON PAVILIONS            Jewel Foods / Osco Drugs                  $   2,554,481     $   12.08
                                     Bed, Bath & Beyond

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                       YEAR      % LEASED
          PROPERTY NAME               BUILT/       AS OF      COMPANY       TOTAL       ANCHOR
           AND LOCATION            RENOVATED(1)  3/31/2003  OWNED GLA(2)    GLA(3)      SF(4)
------------------------------------------------------------------------------------------------
         MOORLAND SQUARE               1990          95%         98,288      195,388     149,674

         OAK CREEK CENTRE              1988          99%         91,510       99,510      50,000

            PARK PLAZA               1959/1993       96%        114,678      114,678      74,063

           SPRING MALL               1967/1994       84%        210,421      210,421     140,041

          TAYLOR HEIGHTS               1989         100%         85,072      223,862     158,630

                                                 -----------------------------------------------
TOTAL SHOPPING CENTERS                               93%     26,115,787   31,149,824  20,181,635
                                                 -----------------------------------------------

        OFFICE BUILDINGS:

   WILLIAM J. MCCARTHY BUILDING      1963/1995       93%         93,335       93,335

       545 BOYLSTON STREET           1972/1996       89%         89,140       89,140

    EXECUTIVE OFFICE BUILDING          1970          87%         40,230       40,230

     FORTUNE OFFICE BUILDING           1969          90%         58,503       58,503

                                                 -----------------------------------------------
TOTAL OFFICE BUILDINGS                               90%        281,208      281,208
                                                 -----------------------------------------------

TOTAL PORTFOLIO                                      93%     26,396,995   31,431,032
                                                 ===============================================

                                                                                                ANNUALIZED
          PROPERTY NAME                                                         ANNUALIZED         BASE
           AND LOCATION                             ANCHORS(5)                 BASE RENT(6)   RENT/SQ. FT.(7)
-------------------------------------------------------------------------------------------------------------
         MOORLAND SQUARE             Pick 'N Save Supermarket                  $     757,917     $    7.71
                                     K-Mart (Non-Owned)

         OAK CREEK CENTRE            Sentry Supersaver                         $     617,299     $    6.75

            PARK PLAZA               Sentry Foods                              $     685,094     $    5.97
                                     Big Lots

           SPRING MALL               Pick 'N Save Supermarket                  $   1,272,368     $    6.05
                                     TJ Maxx
                                     Walgreens

          TAYLOR HEIGHTS             Piggly Wiggly Foods                       $     896,160     $   10.53
                                     Wal-Mart (Non-Owned)

                                   --------------------------------------------------------------------------
TOTAL SHOPPING CENTERS                                                           216,235,183     $    8.28
                                   --------------------------------------------------------------------------

        OFFICE BUILDINGS:

   WILLIAM J. MCCARTHY BUILDING      NETT                                      $   3,467,398     $   37.15
                                     Heritage
                                     Clarke & Company

       545 BOYLSTON STREET           Allied Advertising                        $   3,285,197     $   36.85

    EXECUTIVE OFFICE BUILDING        Lipner Gordon & Co.                       $     900,211     $   22.38
                                     Norca
                                     Sol G Atlas Realty
                                     Heritage

     FORTUNE OFFICE BUILDING         N/A                                       $   1,139,157     $   19.47

                                   --------------------------------------------------------------------------
TOTAL OFFICE BUILDINGS                                                         $   8,791,963     $   31.26
                                   --------------------------------------------------------------------------

TOTAL PORTFOLIO                                                                $ 225,027,146     $    8.52
                                   ==========================================================================

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                             PROPERTY LISTING NOTES

(1) Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2) Represents gross leasable area owned by us, including 1,151,803 square feet of gross leaseable area subject to ground leases and excludes 5,034,037 square feet of non-owned gross leasable area.

(3) Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 5.0 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.2 million square feet of ground leased gross leaseable area.

(4) Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5) We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(6) We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at March 31, 2003 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT's real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7) Represents Annualized Base Rent divided by Company Owned GLA at March 31, 2003.

(8) The Company has received notice that the tenant has requested to reject its lease subject to approval by the Bankruptcy Court.

(9)  Property contains 11,697 square feet of office space.

(10) Property is comprised of two shopping centers.

(11) Property contains 32,406 square feet of office space.

(12) We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(13) Williamson Square is owned in a joint venture of which we own 60%.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

            VALUE CREATION PIPELINE - 2003 ACQUISITIONS/DISPOSITIONS

                                  ACQUISITIONS

                                                COMPANY                     INITIAL       PERCENT
PROPERTY                      DATE ACQUIRED    OWNED GLA     TOTAL GLA     INVESTMENT     LEASED
--------                      -------------    ---------     ---------     ----------     ------
Spradlin Farm                     Jan-03        181,055       442,055     $ 23,723,000      98%
                                               ---------     ---------    ------------    ------

  TOTAL ACQUISITIONS                            181,055       442,055     $ 23,723,000      98%
                                               =========     =========    ============    ======

                                  DISPOSITIONS

PROPERTY                             TYPE OF PROPERTY             DATE DISPOSED     NET PROCEEDS   NET BOOK VALUE     NET GAIN
--------                             ----------------             -------------     ------------   --------------     --------
General Host (6 properties) and
Sambo's Restaurants (3 properties)   Single Tenant Properties        Jan-03         $ 2,196,000     $ 1,575,000      $ 621,000
Subway                               Single Tenant Properties        Feb-03             188,000               -        188,000
                                                                                    -----------     -----------      ---------

  TOTAL DISPOSITIONS                                                                $ 2,384,000     $ 1,575,000      $ 809,000
                                                                                    ===========     ===========      =========

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

PROPERTY NAME:                    Spradlin Farm
LOCATION:                         Christianburg, VA
COMPANY OWNED GLA:                181,055
TOTAL GLA:                        442,055
YEAR BUILT/RENOVATED:             2000/2001
PURCHASE PRICE:                   $23.7 million
CLOSING DATE:                     January 23, 2003
% LEASED :                        98%
FUNDING SOURCE:                   Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:

           TENANT                           SF           LEASE EXPIRATION
           ------                           --           ----------------
Goody's Family Clothing                    35,000            1/31/11
TJ Maxx                                    30,000           10/31/10
Barnes & Noble                             20,925             2/1/14
Michael's                                  20,037            2/28/11
Home Depot (Non-owned)                    137,000
Target (Non-owned)                        124,000

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

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                   DEFINITIONS

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company's financial condition or results of operations. Additional detail can be found in the company's annual report on Form 10-K for the year ended December 31, 2002, and other documents filed with the Securities and Exchange Commission from time to time.

                              FUNDS FROM OPERATIONS

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income
(loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

                        FUNDS AVAILABLE FOR DISTRIBUTION

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization,
(2) eliminating the effect of straight line rent and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we feel to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

                                     EBITDA

EBITDA represents net income (loss) (determined in accrodance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

                 TOTAL DEBT TO TOTAL MARKET CAPITALIZATION RATIO

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it t is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

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